Liquidity risk	12 Months Ended
Mar. 31, 2018
Financial Instruments [Abstract]
Liquidity risk
Liquidity risk
Liquidity risk is the risk that there will be insufficient funds available to settle obligations when they are due.
The Group has limited risk due to the recurring nature of its income and the availability of liquid resources. The Group meets its financing requirements through a mixture of cash generated from its operations and its access to undrawn borrowing facilities (note 15). In addition, the Group holds the following cash resources:

	March 31, 2018 R’000	March 31, 2017 R’000

Cash and cash equivalents, net of overdrafts (note 12)	290,538	356,333

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Payable within 1 month or on demand R’000	Between 1 month and 1 year R’000	Between 1 year and 2 years R’000	Between 2 years and 5 years R’000	More than 5 years R’000

March 31, 2018
Trade payables	58,085	40,009	—	—	—
Accruals and other payables	92,318	68,646	—	—	—
Bank overdraft	17,720	—	—	—	—
Total	168,123	108,655	—	—	—

March 31, 2017
Trade payables	42,720	37,172	—	—	—
Accruals and other payables	92,353	47,610	—	—	—
Bank overdraft	19,449	—	—	—	—
Total	154,522	84,782	—	—	—

There have been no significant changes in the Group’s financial risk management described above relative to the prior year.